Exhibit 10.3

Execution Version
AMENDMENT No. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Agreement”), dated as of June 27,
2014, to that certain Credit Agreement, dated as of December 6, 2013 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) among ATMEL CORPORATION, a Delaware corporation (the “Borrower”), the lenders from time to time party thereto and MORGAN
STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative
Agent”).
RECITALS:
WHEREAS, Section 9.02 of the Credit Agreement permits the Credit Agreement to be amended from time to time by the Borrower and the Lenders directly affected thereby
(the “Affected Lenders”); and

WHEREAS, the Borrower, the Administrative Agent and the Lenders identified on the signature pages hereto which collectively constitute the Affected Lenders have agreed to amend certain provisions of the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein
(including in the recitals above) that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendment to Credit Agreement.

(a) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing the phrase “first fiscal quarter ending at least three months after the Effective Date”
at the end of clause (iii) thereof with the following phrase “fiscal year ending on December 31, 2013”.

Section 3. Conditions. This Agreement shall become effective as of the first date (the “Effective
Date”) when the Administrative Agent shall have received from the Borrower, each Affected Lender and the Administrative Agent an executed counterpart hereof or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

Section 4. Representations of the Borrower. The Borrower represents and warrants that:

(a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan
Documents is true and correct in all material respects on and as of the Effective Date (except that (x) such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof and (y) to the extent such representations and warranties are specifically made as of an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date); and

(b) no Default or Event of Default has occurred and is continuing on and as of the Effective Date.

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Section 5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 6. Effect of This Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or Administrative Agent under the Credit Agreement or any other Loan
Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit
Agreement or any other Loan Document in similar or different circumstances.

Section 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 8. Miscellaneous. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement. In accordance with Section 9.03 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Agreement, including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ATMEL CORPORATION, as the Borrower

By:	/s/ Rick Monson
Name:	Rick Monson
Title:	VP, Tax, Treasury and Procurement

[Amendment No. 1 to Credit Agreement – Signature Page]

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MORGAN STANLEY SENIOR FUNDING, INC., as the Swingline Lender and as Administrative Agent

By:	/s/ Stephen B. King
Name:	Stephen B. King
Title:	VP

[Amendment No. 1 to Credit Agreement – Signature Page]

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MORGAN STANLEY BANK, N.A., as the Issuing Bank and as a Lender

By:	/s/ Stephen B. King
Name:	Stephen B. King
Title:	Authorized Signatory

[Amendment No. 1 to Credit Agreement – Signature Page]

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jeanette Ly
Name:	Jeanette Ly
Title:	Vice President

[Amendment No. 1 to Credit Agreement – Signature Page]

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BNP PARIBAS, as a Lender

By:	/s/ Gregory Paul
Name:	Gregory Paul
Title:	Managing Director

By:	/s/ Todd Rodgers
Name:	Todd Rodgers
Title:	Director

[Amendment No. 1 to Credit Agreement – Signature Page]

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

[Amendment No. 1 to Credit Agreement – Signature Page]

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SUNTRUST BANK, as a Lender

By:	/s/ Johnetta Bush
Name:	Johnetta Bush
Title:	Vice President

[Amendment No. 1 to Credit Agreement – Signature Page]

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UNION BANK N.A., as a Lender

By:	/s/ Annabella Guo
Name:	Annabella Guo
Title:	Vice President

[Amendment No. 1 to Credit Agreement – Signature Page]

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HSBC BANK USA, N.A., as a Lender

By:	/s/ Adriana D Collins
Name:	Adriana D Collins
Title:	Vice President

[Amendment No. 1 to Credit Agreement – Signature Page]

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